Exhibit 99.1

Unaudited Pro Forma Financial Statements
The following Unaudited Pro Forma Financial Statements are based on the Company’s historical consolidated results of operations and financial position, adjusted to give effect to the Transaction, as defined in Item 2.01 of this Form 8-K, as if it had been completed on June 30, 2018 with respect to the pro forma condensed balance sheet and as of January 1, 2017 with respect to the pro forma condensed statements of operations.
The Unaudited Pro Forma Financial Statements and the accompanying notes should be read together with the Company’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2017, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 (“Annual Report”) and its unaudited condensed consolidated financial statements and accompanying notes as of and for the six months ended June 30, 2018 and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company's Quarterly Report on Form 10-Q ("Quarterly Report") for the six months ended June 30, 2018. The Unaudited Pro Forma Financial Statements may differ materially from the future financial position or results of operations due to a number of factors described in “Risk Factors” under Item 1A of Part 1 of our Annual Report and “Forward-Looking Statements” under Item 1 of Part 1 of our Annual Report.

Tenet Healthcare Corporation
Unaudited Pro Forma Condensed Balance Sheet
June 30, 2018

	Historical	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$403	$12	(a)	$415
Accounts receivable, less allowance for doubtful accounts	2,483			2,483
Inventories of supplies, at cost	298			298
Income tax receivable	28			28
Assets held for sale	452	(310)	(a)	142
Other current assets	1,041			1,041
Total current assets	4,705	(298)		4,407
Investments and other assets	1,416			1,416
Deferred income taxes	348	7	(a)	355
Property and equipment, at cost, less accumulated depreciation and amortization	6,863			6,863
Goodwill	7,218			7,218
Other intangible assets, at cost, less accumulated amortization	1,793			1,793
Total assets	$22,343	$(291)		$22,052
LIABILITIES AND EQUITY
Current liabilities:
Current portion of long-term debt	$663			$663
Accounts payable	1,047			1,047
Accrued compensation and benefits	711			711
Professional and general liability reserves	230			230
Accrued interest payable	243			243
Liabilities held for sale	393	$(320)	(a)	73
Other current liabilities	1,067			1,067
Total current liabilities	4,354	(320)		4,034
Long-term debt, net of current portion	14,204			14,204
Professional and general liability reserves	630			630
Defined benefit plan obligations	515			515
Deferred income taxes	36			36
Other long-term liabilities	599			599
Total liabilities	20,338	(320)		20,018
Commitments and contingencies
Redeemable noncontrolling interests in equity of consolidated subsidiaries	1,429			1,429
Equity:
Shareholders’ equity:
Common stock	7			7
Additional paid-in capital	4,722			4,722
Accumulated other comprehensive loss	(243)	40	(a)	(203)
Accumulated deficit	(2,222)	—	(a)	(2,222)
Common stock in treasury, at cost	(2,418)			(2,418)
Total shareholders’ equity	(154)	40		(114)
Noncontrolling interests	730	(11)	(a)	719
Total equity	576	29		605
Total liabilities and equity	$22,343	$(291)		$22,052

Notes to Unaudited Pro Forma
Condensed Balance Sheet

(a)
Records the initial base purchase price proceeds (converted to US dollars at the June 30, 2018 exchange rate of 1.3197) from the sale of the Aspen hospitals and related facilities, derecognition of the related assets and liabilities, and the related tax impact from the sale, using an effective rate of 22%, which includes the federal statutory rate of 21% and the applicable state taxes. This transaction will result in a loss on sale for US tax purposes that will be treated as a capital loss and realized as an offset to the capital gains we recognized as a result of previous divestitures.

Tenet Healthcare Corporation
Unaudited Pro Forma Condensed Statement of Operations
For the Year Ended December 31, 2017

(Dollars in millions except per share amounts)	Historical	Pro Forma Adjustments		Pro Forma

Net operating revenues:
Net operating revenues before provision for doubtful accounts	$20,613	$(175)	(a)	$20,438
Less: Provision for doubtful accounts	1,434			1,434
Net operating revenues	19,179	(175)		19,004
Equity in earnings of unconsolidated affiliates	144			144
Operating expenses:
Salaries, wages and benefits	9,274	(65)	(a)	9,209
Supplies	3,085	(37)	(a)	3,048
Other operating expenses, net	4,570	(49)	(a)	4,521
Electronic health record incentives	(9)			(9)
Depreciation and amortization	870	(14)	(a)	856
Impairment and restructuring charges, and acquisition-related costs	541	(59)	(a)	482
Litigation and investigation costs	23			23
Gains on sales, consolidation and deconsolidation of facilities	(144)			(144)
Operating income	1,113	49		1,162
Interest expense	(1,028)	19	(a)	(1,009)
Other non-operating income (expense), net	(22)			(22)
Loss on early extinguishment of debt	(164)			(164)
Net loss from continuing operations, before income taxes	(101)	68		(33)
Income tax benefit (expense)	(219)	(35)	(b)	(254)
Net loss from continuing operations	(320)	33		(287)
Less: Net income attributable to noncontrolling interests	384	(2)	(a)	382
Net loss attributable to Tenet Healthcare Corporation common shareholders	$(704)	$35		$(669)
Loss per share attributable to Tenet Healthcare Corporation common shareholders:
Basic	$(7.00)			$(6.65)
Diluted	$(7.00)			$(6.65)
Weighted average shares and dilutive securities outstanding (in thousands):
Basic	100,592			100,592
Diluted	100,592			100,592

Tenet Healthcare Corporation
Unaudited Pro Forma Condensed Statement of Operations
For the Six Months Ended June 30, 2018

(Dollars in millions except per share amounts)	Historical	Pro Forma Adjustments		Pro Forma

Net operating revenues	$9,205	$(97)	(a)	$9,108
Equity in earnings of unconsolidated affiliates	64			64
Operating expenses:
Salaries, wages and benefits	4,362	(36)	(a)	4,326
Supplies	1,522	(20)	(a)	1,502
Other operating expenses, net	2,087	(27)	(a)	2,060
Electronic health record incentives	(1)			(1)
Depreciation and amortization	398			398
Impairment and restructuring charges, and acquisition-related costs	77	(4)	(a)	73
Litigation and investigation costs	19			19
Gains on sales, consolidation and deconsolidation of facilities	(118)			(118)
Operating income	923	(10)		913
Interest expense	(509)	10	(a)	(499)
Other non-operating income (expense), net	(2)			(2)
Loss from early extinguishment of debt	(2)			(2)
Net income from continuing operations, before income taxes	410	—		410
Income tax benefit (expense)	(114)	—	(c)	(114)
Net income from continuing operations	296	—		296
Less: Net income attributable to noncontrolling interests	174	(1)	(a)	173
Net income attributable to Tenet Healthcare Corporation common shareholders	$122	$1		$123
Earnings per share attributable to Tenet Healthcare Corporation common shareholders:
Basic	$1.20			$1.21
Diluted	$1.18			$1.19
Weighted average shares and dilutive securities outstanding (in thousands):
Basic	101,770			101,770
Diluted	103,416			103,416

Notes to Unaudited Pro Forma
Condensed Statement of Operations

(a)	Eliminates the historical revenue and operating expenses of the divested Aspen hospitals and related facilities.

(b)
Reflects the applicable income tax effects of the pro forma adjustments in this column at an effective tax rate of 36%, which includes the federal statutory rate of 35% and the applicable state tax rate that were in effect during the period presented. Also includes the reversal of $30 million of tax benefit related to a deferred tax asset recorded in the third quarter of 2017 due to the Company's reversal of its permanent reinvestment assumption for Aspen, as well as the reversal of $19 million of tax expense related to the impact on deferred taxes of the decrease in the federal statutory rate from 35% to 21% due to the Tax Cuts and Jobs Act enacted December 22, 2017.

(c)
Reflects the applicable income tax effects of the pro forma adjustments in this column at an effective tax rate of 22%, which includes the federal statutory rate of 21% and the applicable state tax rate that were in effect during the period presented.